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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event report): January 10, 2002


                             HEARTLAND EXPRESS, INC.
             (Exact name of registrant as specified in its charter)

                         Commission File Number -0-15087


            NEVADA                                             93-0926999
(State of other Jurisdiction                               (IRS Employer ID No.)
       of Incorporation)


2777 HEARTLAND DRIVE, CORALVILLE, IOWA                            52241
(Address of Principal Executive Offices)                       (Zip Code)



        Registrant's Telephone Number (including area code): 319-545-2728


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ITEM 5. Other Events.

     1. See attached press release dated January 10, 2002, regarding fourth quarter earnings expectations. (Exhibit 99.1)

     2. See attached press release dated January 10, 2002, regarding the filing of a registration statement on Form S-3. (Exhibit 99.2)

     3. On January 7, 2001, the Owner Operators Independent Driver Association, Inc., filed a lawsuit against us, Case No. 3-01 CV80179 in the United States District Court for the Southern District of Iowa. The lawsuit seeks class action status on behalf of our owner-operators since 1996. Among other things, the lawsuit alleges that we failed to adequately inform the owner-operators of certain deductions from their settlement statements in violation of Department of Transportation regulations. The lawsuit seeks unspecified damages and an injunction to prevent owner-operators from hauling for us until alleged contractual deficiencies are corrected. We believe the lawsuit has no merit and intend to defend it vigorously.

                                 Exhibit Index

     99.1 Press release dated January 10, 2002, regarding fourth quarter earnings expectations.

     99.2 Press release dated January 10, 2002, regarding the filing of a registration statement on Form S-3.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     HEARTLAND EXPRESS, INC.

Date: January 10, 2002                               BY:/s/ John P. Cosaert
                                                        -------------------
                                                        JOHN P. COSAERT
                                                        Vice-President
                                                        Finance and Treasurer